Exhibit 99.(14)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Pre-Effective Amendment to Registration Statement No. 333-238781 on Form N-6 of our report dated February 24, 2020, relating to the financial statements and financial highlights of Pacific Select Exec Separate Account of Pacific Life Insurance Company, comprised of Core Income Class I, Diversified Bond Class I, Floating Rate Income Class I, High Yield Bond Class I, High Yield Bond Class P, Inflation Managed Class I, Inflation Strategy Class I, Managed Bond Class I, Managed Bond Class P, Short Duration Bond Class I, Emerging Markets Debt Class I, Comstock Class I, Developing Growth Class I, Dividend Growth Class I, Equity Index Class I, Equity Index Class P, Focused Growth Class I, Growth Class I, Large-Cap Growth Class I, Large-Cap Value Class I, Large-Cap Value Class P, Main Street® Core Class I, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Value Class I, Mid-Cap Value Class P, Small-Cap Equity Class I, Small-Cap Index Class I, Small-Cap Index Class P, Small-Cap Value Class I, Small-Cap Value Class P, Value Advantage Class I, Emerging Markets Class I, Emerging Markets Class P, International Large-Cap Class I, International Large-Cap Class P, International Small-Cap Class I, International Small-Cap Class P, International Value Class I, Health Sciences Class I, Real Estate Class I, Technology Class I, Technology Class P, Currency Strategies Class I, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Moderate Growth Class P, Pacific Dynamix - Growth Class I, Portfolio Optimization Conservative Class I, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate Class I, Portfolio Optimization Growth Class I, Portfolio Optimization Aggressive-Growth Class I, PSF DFA Balanced Allocation Class D, Invesco Oppenheimer V.I. Global Series II, Invesco Oppenheimer V.I. Main Street Small Cap Series I, Invesco V.I. International Growth Series I, Invesco V.I. International Growth Series II, American Century VP Mid Cap Value Class I, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation Class 2, American Funds IS Asset Allocation Class 4, American Funds IS Growth Class 2, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 2, American Funds IS Growth-Income Class 4, BlackRock® Basic Value V.I. Class III, BlackRock® Global Allocation V.I. Class III, BlackRock® 60/40 Target Allocation ETF V.I. Class I, DFA VA International Value, BNY Mellon VIF Appreciation Service Shares, Fidelity® VIP Contrafund® Initial Class, Fidelity® VIP Contrafund® Service Class 2, Fidelity® VIP Freedom 2010 Portfolio℠ Service Class 2, Fidelity® VIP Freedom 2015 Portfolio℠ Service Class 2, Fidelity® VIP Freedom 2020 Portfolio℠ Service Class 2, Fidelity® VIP Freedom 2025 Portfolio℠ Service Class 2, Fidelity® VIP Freedom 2030 Portfolio℠ Service Class 2, Fidelity® VIP Freedom 2035 Portfolio℠ Service Class 2, Fidelity® VIP Freedom 2045 Portfolio℠ Service Class 2, Fidelity® VIP Freedom Income Portfolio℠ Service Class 2, Fidelity® VIP Government Money Market Service Class, Fidelity® VIP Growth Service Class 2, Fidelity® VIP International Index Service Class 2, Fidelity® VIP Mid Cap Service Class 2, Fidelity® VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 2, Templeton Global Bond VIP Class 1, Templeton Global Bond VIP Class 2, Janus Henderson Enterprise Institutional Shares, Janus Henderson Enterprise Service Shares, Janus Henderson Overseas Service Shares, Lazard Retirement Global Dynamic Multi-Asset Service Shares, Lazard Retirement International Equity Service Shares, ClearBridge Variable Aggressive Growth - Class II, ClearBridge Variable Mid Cap - Class II, Western Asset Variable Global High Yield Bond - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, M International Equity, M Large Cap Growth, M Capital Appreciation, M Large Cap Value, MFS® New Discovery Series - Initial Class, MFS® New Discovery Series - Service Class, MFS® Utilities Series - Service Class, MFS® Value Series - Initial Class, MFS® Value Series - Service Class, Neuberger Berman Sustainable Equity Class I, PIMCO Global Multi-Asset Managed Allocation - Advisor Class, PIMCO Income - Administrative Class, Royce Micro-Cap Service Class, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth — I, T. Rowe Price Blue Chip Growth - II, T. Rowe Price Equity Income - I, T. Rowe Price Equity Income — II, VanEck VIP Global Hard Assets

Initial Class and Vanguard® VIF Mid-Cap Index (collectively, the “Variable Accounts”), appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
October 14, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Pre-Effective Amendment to Registration Statement No. 333-238781 on Form N-6 of our report dated March 5, 2020 related to the consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

October 14, 2020